Berry 1st Amendment to Loan Agreement -- GE.DOC
03/15/02 2:44 PM


              FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

     THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made as of the ____ day of May, 2001, by BERRY PLASTICS CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Borrower"), and GENERAL ELECTRIC CAPITAL CORPORATION, a corporation organized and existing under the laws of the State of New York ("GE Capital"), and each other financial institution which is a party to this Amendment whether by execution and delivery of this Amendment or otherwise pursuant to Section 9.5 (Assignments by Lender) (collectively, the "Lenders", and individually, a "Lender"), GENERAL ELECTRIC CAPITAL CORPORATION, a corporation organized and existing under the laws of the State of New York, in its capacity as administrative agent for the Lenders (the "Agent"), and BANK OF AMERICA, N.A.., a national banking association, in its capacity as collateral agent for the Agent and the Lenders (the "BofA Agent").


                                 RECITALS

     The Borrower, the Lenders, the Agent and the BofA Agent entered into a Loan and Security Agreement dated July 14, 2000 (as amended, restated, modified, substituted, extended, and renewed from time to time, the "Loan Agreement"). Under and subject to the provisions of the Loan Agreement, the Lenders agreed to establish in favor of the Borrower certain term loan facilities.

     The Borrower has advised the Agent and the Lenders that contemporaneously with the execution and delivery of this Amendment, (i) the Parent has formed Pescor, Inc., a corporation organized and existing under the laws of the State of Delaware ("Pescor") and (ii) the Parent has acquired or intends to acquire Pescor Plastics, Inc., a corporation organized and existing under the laws of the State of Texas ("Pescor Target") in accordance with the provisions of that certain Agreement and Plan of Reorganization by and among the existing shareholders of Pescor Target, the Parent, and Pescor (as amended, restated, supplemented or otherwise modified, the "Pescor Merger Agreement"). Pescor Target will merge (the "Pescor Merger") into Pescor such that Pescor will be the surviving corporation. Promptly following the merger, the Parent intends to contribute all of the issued and outstanding stock of Pescor to the Borrower (the "Pescor Stock"). Following the Pescor Merger of and the Parent's contribution of the Pescor Stock to the Borrower, Pescor will be a wholly-owned subsidiary of the Borrower.

     The Borrower previously advised the Agent and the Lenders that (i) the Borrower had formed Berry Plastics Acquisition Corporation II, a corporation organized and existing under the laws of the State of Delaware ("Berry Italy"), and Berry Italy is a wholly-owned subsidiary of the Borrower, (ii) the Borrower has acquired ninety-five percent (95%) of the issued and outstanding capital stock of CBP Holdings, S.r.l. (formerly Capsol-Berry Plastics S.r.l.), a company duly incorporated and existing under the laws of Italy (the "Italian Holding Company") and Berry Italy has acquired five percent (5%) of the issued and outstanding capital stock of the Italian Holding Company, and (iii) the Italian Holding Company owns one hundred percent (100%) of the issued and outstanding capital stock of (1) Ociesse S.r.l. - Officina Costruzione Stampi Lavorazioni Meccaniche di Precisione, a company duly incorporated and existing under the laws of Italy ("Ociesse") and (2) Capsol Berry Plastics S.p.a., a company duly incorporated and existing under the laws of Italy ("Capsol Italy"). The Italian Holding Company has applied to Bank of America Italy for a revolving credit facility in a maximum principal amount not to exceed Euro 13,550,000 or, at the option of the Italian Holding Company, the equivalent amount in United States Dollars (the "Italian Revolving Credit Facility"). Capsol Italy has opened one or more bank accounts with Bank of America Italy with respect to which Bank of America Italy has agreed to provide overdraft facilities for a total amount not exceeding Euro 1,700,000 (the "Italian Overdraft Facility"). The obligations of the Italian Holding Company and/or Capsol Italy under and in connection with the Italian Revolving Credit Facility and the Italian Overdraft Facility (collectively, the "Italian Credit Facilities") are or will be secured by a first priority pledge of all issued and outstanding capital stock of the Italian Holding Company, Ociesse and Capsol Italy.

     The Borrower has requested that the Lenders extend the maturity date of the facility from July 1, 2002 to January 21, 2004. In addition, the Borrower has requested that the Agent and the Lenders consent and agree to
(1) the acquisition of the Pescor Target by the Parent in accordance with the terms and conditions of the Pescor Merger Agreement, (2) the Parent's issuance of a class of preferred stock to one or more existing shareholders of Pescor Target in accordance with the provisions of the Pescor Merger Agreement, and (3) the Parent's contribution of the Pescor Stock to the Borrower.

     The Agent, the BofA Agent and the Lenders are willing to agree to the Borrower's request on the condition, among others, that this Amendment be executed.


                                AGREEMENTS

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Borrower, the Agent and the Lenders agree as follows:

     The Borrower, the Agent and the Lenders agree that the Recitals above are a part of this Amendment. Unless otherwise expressly defined in this Amendment, terms defined in the Loan Agreement shall have the same meaning under this Amendment.

     The Borrower, the Agent and the Lenders agree that on the date hereof the aggregate outstanding principal balance under the Term Note is $25,000,000.

     The Borrower represents and warrants to the Agent and the Lenders as follows:

     The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the state in which it was organized and is duly qualified to do business as a foreign corporation in good standing in every other state wherein the conduct of its business or the ownership of its property requires such qualification.

     The Borrower has the power and authority to execute and deliver this Amendment and perform its obligations hereunder and has taken all necessary and appropriate corporate action to authorize the execution, delivery and performance of this Amendment.

     The Loan Agreement, as amended by this Amendment, and each of the other Financing Documents remains in full force and effect, and each constitutes the valid and legally binding obligation of the Borrower, enforceable in accordance with its terms.

     The representations and warranties of the Borrower contained among the provisions of the Loan Agreement are true and correct as of the date of this Amendment (except that any such representations and warranties that are not qualified as to materiality need only be true and correct in all material respects) with the same effect as though such representations and warranties had been made as of such date, except that (i) the representations and warranties which relate to a specific date need only be true and correct as of such date and (ii) the representations and warranties which relate to financial statements which are referred to in
Section 4.1.11 of the Loan Agreement shall also be deemed to cover financing statements furnished from time to time to the Agent pursuant to
Section 6.1.1 (Financial Statements) of the Credit Agreement.

     No Event of Default and no event which, with notice, lapse of time or both would constitute an Event of Default, has occurred and is continuing under the Loan Agreement or the other Financing Documents which has not been waived in writing by the Lenders.

     Section 1.1 (Certain Defined Terms) is hereby amended by adding the following definitions:

          "BERRY ITALY" MEANS BERRY PLASTICS ACQUISITION CORPORATION II, A COMPANY DULY INCORPORATED AND EXISTING UNDER THE LAWS OF DELAWARE, AND ITS SUCCESSORS AND ASSIGNS.

          "FIRST AMENDMENT" MEANS THAT CERTAIN FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT DATED AS OF MAY __, 2001 BY AND AMONG THE AGENT, THE LENDERS, THE BORROWER, AND THE BOFA AGENT.

          "PESCOR" MEANS PESCOR, INC., A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE AND A CONSTITUENT CORPORATION IN THE MERGER OF PESCOR AND PESCOR TARGET, AND ITS SUCCESSORS AND ASSIGNS.

          "PESCOR MERGER" MEANS THE MERGER OF PESCOR TARGET INTO PESCOR WITH PESCOR AS THE SURVIVING CORPORATION.

          "PESCOR MERGER AGREEMENT" MEANS THAT CERTAIN AGREEMENT AND PLAN OF REORGANIZATION DATED AS OF MAY 11, 2001 BY AND AMONG THE PARENT, PESCOR AND THE SHAREHOLDERS OF PESCOR TARGET, AS THE SAME MAY FROM TIME TO TIME BE AMENDED, RESTATED, SUPPLEMENTED OR
     MODIFIED, TOGETHER WITH ANY AND ALL EXHIBITS AND SCHEDULES THERETO, AMENDMENTS, MODIFICATIONS, AND SUPPLEMENTS THERETO, RESTATEMENTS THEREOF, AND SUBSTITUTES THEREFOR.

          "PESCOR MERGER DOCUMENTS" MEANS COLLECTIVELY THE PESCOR MERGER AGREEMENT AND ANY AND ALL OTHER AGREEMENTS, DOCUMENTS OR INSTRUMENTS, PREVIOUSLY, NOW OR HEREAFTER EXECUTED AND DELIVERED BY THE PARENT, THE BORROWER, OR ANY OTHER PERSON IN CONNECTION WITH THE PESCOR MERGER TRANSACTION, AS THE SAME MAY FROM TIME TO TIME BE AMENDED, RESTATED, SUPPLEMENTED AND MODIFIED.

          "PESCOR MERGER TRANSACTION" MEANS (I) THE  PESCOR MERGER AND
     (II) THE ISSUANCE OF THE PESCOR PREFERRED STOCK, ALL IN ACCORDANCE WITH THE PROVISIONS OF THE PESCOR MERGER AGREEMENT, AND ALSO INCLUDES THE CONTRIBUTION OF THE PESCOR STOCK BY THE PARENT TO THE BORROWER.

          "PESCOR PREFERRED STOCK" MEANS THE ISSUED AND OUTSTANDING SHARES OF SERIES C-1, C-2, C-3, C-4 AND C-5 PREFERRED STOCK ISSUED BY THE PARENT TO THE EXISTING SHAREHOLDERS OF PESCOR TARGET IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE PESCOR MERGER AGREEMENT.

          "PESCOR PREFERRED STOCK SHAREHOLDER AGREEMENTS" MEANS ANY AND ALL AGREEMENTS, DOCUMENTS OR INSTRUMENTS NOW OR AT ANY TIME EXECUTED AND DELIVERED IN CONNECTION WITH THE ISSUANCE, SALE OR PURCHASE OF THE PESCOR PREFERRED STOCK IN CONNECTION WITH THE PESCOR MERGER TRANSACTION, AS THE SAME MAY FROM TIME TO TIME BE AMENDED, RESTATED, SUPPLEMENTED OR MODIFIED.

          "PESCOR TARGET" MEANS PESCOR PLASTICS, INC., A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF TEXAS AND A CONSTITUENT CORPORATION IN THE MERGER OF PESCOR AND PESCOR TARGET AND ITS SUCCESSORS AND ASSIGNS.

     Section 1.1 (Certain Defined Terms) is hereby amended by deleting the definition of the term "Affiliate" and substituting the following in its place:

          "AFFILIATE" MEANS, WITH RESPECT TO ANY DESIGNATED PERSON, ANY OTHER PERSON, (A) DIRECTLY OR INDIRECTLY CONTROLLING, DIRECTLY OR INDIRECTLY CONTROLLED BY, OR UNDER DIRECT OR INDIRECT COMMON CONTROL WITH THE PERSON DESIGNATED, (B) DIRECTLY OR INDIRECTLY OWNING OR HOLDING TEN PERCENT (10%) OR MORE OF ANY EQUITY INTEREST IN SUCH DESIGNATED PERSON, OR (C) TEN PERCENT (10%) OR MORE OF WHOSE STOCK OR OTHER EQUITY INTEREST IS DIRECTLY OR INDIRECTLY OWNED OR HELD BY SUCH DESIGNATED PERSON. FOR PURPOSES OF THIS DEFINITION, THE TERM "CONTROL" (INCLUDING WITH CORRELATIVE MEANINGS, THE TERMS "CONTROLLING", "CONTROLLED BY" AND "UNDER COMMON CONTROL WITH") MEANS THE POSSESSION, DIRECTLY OR INDIRECTLY, OF THE POWER TO DIRECT OR CAUSE THE DIRECTION OF THE MANAGEMENT AND POLICIES OF A PERSON, WHETHER THROUGH OWNERSHIP OF VOTING SECURITIES OR OTHER EQUITY INTERESTS OR BY CONTRACT OR OTHERWISE. NOTWITHSTANDING THE FOREGOING, NONE OF THE HOLDERS OF THE PESCOR PREFERRED STOCK SHALL BE DEEMED TO BE AFFILIATES OF THE BORROWER OR ANY OF ITS AFFILIATES SOLELY BECAUSE OF HIS, HER OR ITS HOLDING OF SHARES OF THE PESCOR PREFERRED STOCK.

     Section 1.1 (Certain Defined Terms) is hereby amended by deleting the definition of the term "Capital Expenditure" and substituting the following in its place:

          "CAPITAL EXPENDITURE" MEANS AN EXPENDITURE WHICH WOULD BE CLASSIFIED AS SUCH IN ACCORDANCE WITH GAAP (WHETHER PAYABLE IN CASH OR OTHER PROPERTY OR ACCRUED AS A LIABILITY) FOR FIXED OR CAPITAL ASSETS, INCLUDING THE ENTERING INTO OF CAPITAL LEASES.

     Section 1.1 (Certain Defined Terms) is hereby amended by deleting the definition of the term "Capsol Italy" and substituting the following in its place:

          "CAPSOL ITALY" MEANS CAPSOL BERRY PLASTICS S.P.A., A COMPANY DULY INCORPORATED AND EXISTING UNDER THE LAWS OF ITALY, AND ITS SUCCESSORS AND ASSIGNS.

     Section 1.1 (Certain Defined Terms) is hereby amended by deleting the definition of the term "Italian Holding Company" and substituting the following in its place:

          "ITALIAN HOLDING COMPANY" MEANS CBP HOLDINGS, S.R.L. (FORMERLY CAPSOL-BERRY PLASTICS S.R.L.), A COMPANY DULY INCORPORATED AND EXISTING UNDER THE LAWS OF ITALY, AND ITS SUCCESSORS AND ASSIGNS.

     Section 1.1 (Certain Defined Terms) is hereby amended by deleting the definition of the term "Maturity Date" and substituting the following in its place:

          "MATURITY DATE" MEANS JANUARY 21, 2004.

     Section 1.1 (Certain Defined Terms) is hereby amended by deleting the definition of the term "Ociesse" and substituting the following in its place:

          "OCIESSE" MEANS OCIESSE S.R.L. - OFFICINA COSTRUZIONE STAMPI LAVORAZIONI MECCANICHE DI PRECISIONE, A COMPANY DULY INCORPORATED AND EXISTING UNDER THE LAWS OF ITALY, AND ITS SUCCESSORS AND ASSIGNS.

     Section 1.1 (Certain Defined Terms) is hereby amended by deleting the definition of the term "Permitted Acquisition" and substituting the following in its place:

          "PERMITTED ACQUISITION" MEANS THE ACQUISITION OR PURCHASE OF, OR INVESTMENT IN, ANY PERSON, ANY OPERATING DIVISION OR UNIT OF ANY PERSON, OR THE CAPITAL STOCK OR ASSETS OF ANY PERSON OR THE COMBINATION WITH ANY PERSON BY THE BORROWER OR ANY SUBSIDIARY GUARANTOR (EACH INDIVIDUALLY, A "SUBJECT TRANSACTION") APPROVED BY THE AGENT AND EACH OF THE LENDERS IN WRITING. THE AGENT AND THE LENDERS HEREBY ADVISE THE BORROWER THAT THE PESCOR MERGER TRANSACTION SHALL NOT CONSTITUTE A PERMITTED ACQUISITION UNLESS AFTER GIVING EFFECT TO ANY BORROWINGS UNDER THE REVOLVING LOAN NEEDED TO FINANCE THE PESCOR MERGER TRANSACTION, THE BORROWER AND THE SUBSIDIARY GUARANTORS (I) HAVE AVAILABILITY UNDER THE REVOLVING LOAN OR UNUSED AVAILABILITY UNDER THE BORROWING BASE IN AN AMOUNT AT LEAST EQUAL TO EIGHTEEN MILLION DOLLARS ($18,000,000) AND (II) ARE REASONABLY EXPECTED TO HAVE SUCH MINIMUM AVAILABILITY FOR A PERIOD OF TEN (10) BUSINESS DAYS AFTER CLOSING AND CONSUMMATION OF THE PESCOR MERGER TRANSACTION.

          NOTWITHSTANDING THE FOREGOING PROVISIONS OF THIS DEFINITION, THE LENDERS AND THE AGENT HAVE PREVIOUSLY CONSENTED, OR HEREBY CONSENT, TO THE POLY-SEAL STOCK PURCHASE TRANSACTION, THE ITALIAN TARGET STOCK PURCHASE TRANSACTION, THE PURCHASE OF CERTAIN ASSETS OF CAPSOL-CERTWOOD UK LTD. BY BERRY UK AND THE PESCOR MERGER TRANSACTION; AND, ACCORDINGLY, ALL SUCH TRANSACTIONS ARE DEEMED TO BE PERMITTED ACQUISITIONS.

     Section 1.1 (Certain Defined Terms) is hereby amended by deleting the definition of the term "Seller" and substituting the following in its place:

          "SELLER" MEANS WITH RESPECT TO (I) ANY SUBJECT TRANSACTION WHICH CONSTITUTES AN ACQUISITION OF ALL OR SUBSTANTIALLY ALL OF THE SHARES OF SUCH SUBJECT TRANSACTION, THE PERSONS SELLING SUCH SHARES, AND (II) ANY SUBJECT TRANSACTION WHICH CONSTITUTES AN ACQUISITION OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF SUCH SUBJECT TRANSACTION, THE PERSONS SELLING SUCH ASSETS.

     Section 1.1 (Certain Defined Terms) is hereby amended by deleting the definition of the terms "Subsidiary Guarantor" and "Subsidiary Guarantors" and substituting the following in their place:

          "SUBSIDIARY GUARANTOR" MEANS BIC, BTP, AEROCON, BERRY STERLING, PACKERWARE, BERRY DESIGN, BERRY VENTURE, VENTURE SOUTHEAST, VENTURE MIDWEST, KNIGHT, CPI, CARDINAL, POLY-SEAL, BERRY ITALY, PESCOR PLASTICS OR ANY OTHER DOMESTIC SUBSIDIARY (ORGANIZED AND EXISTING UNDER THE LAWS OF ANY STATE IN THE UNITED STATES) OF THE BORROWER OR THE PARENT WHICH IS DESIGNATED AND QUALIFIES AS A SUBSIDIARY GUARANTOR IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.2.2 (SUBSIDIARIES), OR ANY OF THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, AS THE CASE MAY BE; AND, "SUBSIDIARY GUARANTORS" MEANS BIC, BTP, AEROCON, BERRY STERLING, BERRY DESIGN, PACKERWARE, BERRY VENTURE, VENTURE SOUTHEAST, VENTURE MIDWEST, KNIGHT, CPI, CARDINAL, POLY-SEAL, BERRY ITALY, PESCOR PLASTICS AND EACH OTHER DOMESTIC SUBSIDIARY OF THE BORROWER DESIGNATED AND QUALIFIED AS A "SUBSIDIARY GUARANTOR" IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.2.2 (SUBSIDIARIES), AND ALL OF THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

     Subsection (c) of Section 2.2.1 (Applicable Interest Rates) of the Loan Agreement is hereby deleted in its entirety and the following is substituted in its place:

          C. THE APPLICABLE MARGIN FOR (I) LIBOR LOANS SHALL BE FOUR HUNDRED SEVENTY-FIVE (475) BASIS POINTS PER ANNUM AND (II) INDEX RATE LOANS SHALL BE THREE HUNDRED TWENTY-FIVE (325) BASIS POINTS.

     Section 4.1.3 (Power and Authority) of the Loan Agreement is hereby amended to add the following provisions:

          EACH OF THE PARENT, THE BORROWER AND THEIR RESPECTIVE SUBSIDIARIES, AS THE CASE MAY BE, HAS FULL CORPORATE POWER AND AUTHORITY TO EXECUTE AND DELIVER THE FIRST AMENDMENT, ALL OTHER FINANCING DOCUMENTS (RELATING TO THE FIRST AMENDMENT OR OTHERWISE), AND THE PESCOR MERGER DOCUMENTS TO WHICH IT IS A PARTY, TO MAKE THE BORROWINGS AND REQUEST LETTERS OF CREDIT AND BOND LETTERS OF CREDIT UNDER THIS AGREEMENT (AS AMENDED BY THE FIRST AMENDMENT AND OTHERWISE), TO CLOSE AND CONSUMMATE EACH ASPECT OF THE PESCOR MERGER TRANSACTION, AS APPROPRIATE AND TO INCUR AND PERFORM THE OBLIGATIONS WHETHER UNDER THIS AGREEMENT (AS AMENDED BY THE FIRST AMENDMENT OR OTHERWISE), THE OTHER FINANCING DOCUMENTS, THE PESCOR MERGER DOCUMENTS, ALL OF WHICH HAVE BEEN DULY AUTHORIZED BY ALL PROPER AND NECESSARY CORPORATE ACTION. NO CONSENT OR APPROVAL OF SHAREHOLDERS OR ANY CREDITORS OF THE PARENT, THE BORROWER OR ANY SUBSIDIARY, AND NO CONSENT, APPROVAL, FILING OR REGISTRATION WITH OR NOTICE TO ANY GOVERNMENTAL AUTHORITY ON THE PART OF THE PARENT, THE BORROWER OR ANY SUBSIDIARY, IS REQUIRED AS A CONDITION TO THE EXECUTION, DELIVERY, VALIDITY OR ENFORCEABILITY OF THE FIRST AMENDMENT, THE OTHER FINANCING DOCUMENTS (RELATED TO THE FIRST AMENDMENT OR OTHERWISE), ANY OF THE PESCOR MERGER DOCUMENTS, THE PERFORMANCE BY THE BORROWER OF THE OBLIGATIONS OR THE CLOSING AND CONSUMMATION OF THE PESCOR MERGER TRANSACTION, IN EACH CASE, IF REQUIRED, THE SAME HAS BEEN DULY OBTAINED.

     Section 4.1.12 (Pro-forma Financial Statements) is hereby deleted in its entirety and the following is substituted in its place:

          4.1.12 PRO FORMA FINANCIAL STATEMENTS.

          The Borrower has furnished to the Agent a pro-forma consolidated balance sheet of the Borrower and the Subsidiaries as of a date on or about March 31, 2001 (the "Pro-forma Date"), but giving effect to the Pescor Merger Transaction and the transactions incident thereto (the "Pro-forma Balance Sheet") together with pro-forma financial projections of the Parent for the five-year period subsequent to the Pescor Merger Transaction (the "Pro-forma Financial Projections"). A copy of the Pro-forma Balance Sheet and the Pro-forma Financial Projections are attached hereto as Exhibits C-1 and C-2, respectively. The Pro-forma Balance Sheet is correct and complete, has been prepared in accordance with GAAP, and fairly presents in all material respects the consolidated financial condition of the Borrower and the Subsidiaries as of the Pro-forma Date, but giving effect to the Pescor Merger Transaction and the transactions incident thereto. The Pro-forma Financial Projections represent the best estimate of the future operations of the Parent and are based on reasonable and conservative assumptions, but do not constitute a guaranty of actual performance.

     Section 4.1.26 (Italian Target Stock Purchase Transaction) is hereby amended to reflect that (1) Berry Italy is a Wholly-Owned Subsidiary of the Borrower, (2) the Borrower is the owner of a ninety-five percent (95%) interest in the Italian Holding Company, (3) Berry Italy is the owner of a five percent (5%) interest in the Italian Holding Company, and (4) that Capsol Italy and Ociesse are each Wholly-Owned Subsidiaries of the Italian Holding Company.

     Section 4.1.27 (Hart-Scott-Rodino) of the Loan Agreement is hereby deleted in its entirety and the following is substituted in its place:

               4.1.27 HART-SCOTT-RODINO.

          The Borrower, the Seller and all other necessary Persons, as appropriate, have made such filings, if any, as may be required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and have provided such supplemental information that may be required by such Act, with respect to the sales contemplated by the Pescor Merger Transaction. The waiting periods under such Act have terminated or expired.

     Article IV of the Loan Agreement is hereby amended to add the following additional section:

          SECTION 4.1.29   PESCOR MERGER TRANSACTION.

          The Agent has received true and correct photocopies of the Pescor Merger Agreement, each of the other Pescor Merger Documents executed, delivered and/or furnished on or before the date of the First Amendment in connection with the Pescor Merger Transaction. Neither the Pescor Merger Agreement, any of the other Pescor Merger Documents have been modified, changed, supplemented, canceled, amended or otherwise altered, except as otherwise disclosed to the Agent in writing on or before the date of the First Amendment. The Pescor Merger Transaction have been effected, closed and consummated pursuant to, and in accordance with, the terms and conditions of the Pescor Merger Agreement and with all applicable Laws.

     Section   6.1.13(a)   (Tangible  Capital  Funds),  Section   6.1.13(c)
(Interest Coverage Ratio) and Section 6.1.13(e) (Debt Service Coverage Ratio) of the Loan Agreement are hereby deleted in their entirety.

     Section 6.1.13(b) (Funded Debt to EBITDA) is hereby deleted in its entirety and the following is substituted in its place:

          (B) FUNDED DEBT TO EBITDA. The Borrower, Berry UK, NIM Holdings and the Subsidiary Guarantors, on a consolidated basis, will not at any time permit the ratio of (x) Funded Debt to (y) EBITDA, for the prior twelve (12) month trailing period (reflecting actual and historical performance of each Subject Transaction which constitutes a Permitted Acquisition during such twelve (12) month period), tested as of the last day of each fiscal quarter, to be greater than the following amounts as of the following dates:


               DATE                                      RATIO

          June 30, 2001                               4.25 to 1.00
          September 30, 2001                          4.00 to 1.00
          December 31, 2001                           3.75 to 1.00
          March 31, 2002                              3.50 to 1.00
          June 30, 2002                               3.50 to 1.00
          September 30, 2002 and                      3.25 to 1.00
            the last day of each fiscal
            quarter thereafter

     Section 6.1.13(d) (Fixed Charge Coverage Ratio) of the Loan Agreement is hereby deleted in its entirety and the following is substituted in its place:

               (D) FIXED  CHARGE  COVERAGE RATIO.  The Borrower, Berry
          UK, NIM Holdings and the Subsidiary Guarantors will maintain, on a consolidated basis, will not permit the Fixed Charge Coverage Ratio for the prior twelve (12) month trailing period, tested as of the last day of each fiscal quarter, to be less than 1.00 to 1.00 as of the end of each fiscal quarter.

     Section 6.2.4(h) (Indebtedness) of the Loan Agreement is hereby deleted in its entirety and the following is substituted in its place:

               (H) CAPITAL LEASES AS AND TO THE EXTENT PERMITTED BY SECTION
          6.2.6;


     Section 6.2.4(i) of the Loan Agreement (Indebtedness) is hereby deleted in its entirety and the following is substituted in its place:

          (I) INDEBTEDNESS FOR BORROWED MONEY OF THE BORROWER TO ANY SUBSIDIARY GUARANTOR OR OF ANY SUBSIDIARY GUARANTOR TO THE BORROWER OR ANY OTHER SUBSIDIARY GUARANTOR AND INDEBTEDNESS FOR BORROWED MONEY OF BERRY UK, NIM HOLDINGS, NORWICH, THE ITALIAN HOLDING COMPANY, CAPSOL ITALY AND/OR OCIESSE TO THE BORROWER OR ANY OTHER DOMESTIC SUBSIDIARY GUARANTOR (THE "FOREIGN INTERCOMPANY INDEBTEDNESS"), PROVIDED THAT THE AGGREGATE AMOUNT OF SUCH FOREIGN INTERCOMPANY INDEBTEDNESS AND FOREIGN INTERCOMPANY INVESTMENTS (EXCLUDING INTERCOMPANY ALLOCATIONS OF EXPENSES AND CHARGES AND EXCLUDING THE AMOUNT USED TO FUND THE PURCHASE OF THE ASSETS OF CAPSOL-CERTWOOD UK LTD.), SHALL NOT EXCEED, IN THE AGGREGATE, TEN MILLION FOUR HUNDRED THOUSAND DOLLARS ($10,400,000);

     Section 6.2.5(vii) of the Loan Agreement (Investments, Loans and Other Transactions) is deleted in its entirety and the following is substituted in its place:

          (VII) (1) THE BORROWER'S ACQUISITION, CREATION, OWNERSHIP AND INITIAL CAPITALIZATION OF NIM HOLDING AND THE ITALIAN HOLDING COMPANY, (2) THE INITIAL CAPITALIZATION OF BERRY UK AND NORWICH ACQUISITION AS PART OF AND AT THE TIME OF THE BORROWER'S
     ACQUISITION OF NIM HOLDINGS, (3) THE INITIAL CAPITALIZATION OF CAPSOL ITALY AND/OR OCIESSE AS PART OF AND AT THE TIME OF THE BORROWER'S ACQUISITION OF THE ITALIAN HOLDING COMPANY, (4) THE PURCHASE OF CERTAIN ASSETS OF CAPSOL-CERTWOOD UK LTD., AND (5) ANY ADDITIONAL CAPITAL OR OTHER EQUITY CONTRIBUTIONS OR INVESTMENTS IN BERRY UK, NIM HOLDINGS, THE ITALIAN HOLDING COMPANY, CAPSOL AND OCIESSE; PROVIDED THAT THE AGGREGATE AMOUNT OF ANY SUCH ADDITIONAL CAPITAL OR OTHER EQUITY CONTRIBUTIONS (COLLECTIVELY, THE "FOREIGN INTERCOMPANY INVESTMENTS"), TOGETHER WITH ANY FOREIGN INTERCOMPANY INDEBTEDNESS (EXCLUDING INTERCOMPANY ALLOCATIONS OF EXPENSES AND CHARGES AND EXCLUDING THE AMOUNT USED TO FUND THE PURCHASE OF THE ASSETS OF CAPSOL-CERTWOOD UK LTD.) PERMITTED BY THE TERMS OF THIS AGREEMENT, MAY NOT EXCEED AT ANY TIME IN THE AGGREGATE TEN MILLION FOUR HUNDRED THOUSAND DOLLARS ($10,400,000);



     Section 6.2.6 of the Loan Agreement (Capital Expenditures) is hereby deleted in its entirety and the following is substituted in its place:

          6.2.6 CAPITAL EXPENDITURES.

          Except for Permitted Acquisitions, permitted reinvestments of Permitted Asset Dispositions and Capital Expenditures made for the acquisition or construction of Fixed or Capital Assets that are contemplated to be sold in connection with a sale-leaseback transaction referred to in clause (A) of the last sentence of
     Section 6.2.16, neither the Borrower, Berry UK nor NIM Holdings will or will permit any Subsidiary to, directly or indirectly, make any Capital Expenditures in the aggregate for the Borrower, Berry UK, NIM Holdings and their respective Subsidiaries (taken as a whole) in an amount which exceeds the "Capital Expenditure Ceiling" during any fiscal year as set forth below. If in any given fiscal year, the total Capital Expenditures of the Borrower, Berry UK, NIM Holdings and its or their Subsidiaries, taken as a whole, are less than the applicable Capital Expenditure Ceiling for that fiscal year, the unused portion of the amount permitted for Capital Expenditures (the "Carry Forward Amount') may be used to increase the applicable Capital Expenditure Ceiling for the then next succeeding fiscal year. The Carry Forward Amount for any given fiscal year cannot be carried forward for more than one (1) fiscal year.

          FISCAL YEAR ENDING                 CAPITAL EXPENDITURE CEILING

          December 31, 2001                       $45,000,000
          December 31, 2002                       $50,000,000
          December 31, 2003 and                   $51,000,000
          each fiscal year thereafter


     Section 7.1.13 (Change in Ownership) of the Loan Agreement is hereby amended to provide that, except to the extent permitted by Section 6.2.1 (Capital Structure) of the Loan Agreement, (1) the Borrower's failure to own and control, beneficially and of record, one hundred percent (100%) of the issued and outstanding shares of Berry Italy, (2) the failure of the Borrower and/or Berry Italy to own and control, beneficially and of record, one hundred percent (100%) of the issued and outstanding shares of the Italian Holding Company, and/or (3) the Italian Holding Company's failure to own and control, beneficially and of record, one hundred percent (100%) of the issued and outstanding shares of Capsol Italy and Ociesse, shall constitute an Event of Default under Section 7.1.13 of the Loan Agreement.

     Section 9.1 (Notices) of the Loan Agreement is hereby amended to delete the notice address for the Collateral Agent and the following is substituted in its place:

  COLLATERAL AGENT:   BANK OF AMERICA, N.A.
 (ON OR BEFORE        BANK OF AMERICA BUSINESS CREDIT
  BOFA TERMINATION    231 S. LASALLE STREET
  DATE)               CHICAGO, ILLINOIS  60697
                      ATTN:  BRIAN J. WRIGHT

     The term "this Agreement" as used in the Loan Agreement and the term "Loan Agreement" as used in any of the Financing Documents shall mean the Loan Agreement as modified herein unless the context clearly indicates or dictates a contrary meaning. Any and all such Financing Documents are deemed hereby amended to reflect the terms and conditions of this Amendment, including, without limitation, the Deeds of Trust.

     The Borrower, the Agent and the Lenders will execute such confirmatory instruments with respect to the Loan Agreement and/or any of the Financing Documents as the Agent may reasonably require.

     As a condition to the Agent's and the Lenders' agreement to enter into this Amendment and the waivers granted herein, the Borrower hereby agrees to pay to the Agent, for the ratable benefit of the Lenders, an amendment fee in the amount of $250,000, which fee shall be due at the time this Amendment is executed and is fully earned and non-refundable upon payment.

     This Amendment may not be amended, changed, modified, altered or terminated without in each instance the prior written consent of the Agent, the BofA Agent, the Lenders and the Borrower. This Amendment shall be construed in accordance with, and governed by, the laws of the State of Maryland.

     The Borrower agrees that neither the execution and delivery of this Amendment nor any of the terms, provisions, covenants, or agreements contained in this Amendment shall in any manner release, impair, lessen, waive, or otherwise adversely affect the joint and several liability and obligations of the Borrower under the terms of the Loan Agreement.

     This Amendment may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. The parties agree that their respective signatures may be delivered by facsimile. Any party who chooses to deliver its signature by facsimile agrees to provide a counterpart of this Amendment with its inked signature promptly to each other party.

     The Lenders and the Agent hereby waive the Defaults and Events of Default arising solely from the failure of the Borrower, Berry UK and/or NIM Holdings to comply with the terms of Section 6.2.4(i) and Section 6.2.5(vii). This paragraph shall not be deemed to waive any other existing or future Events of Default or Defaults.

IN WITNESS WHEREOF, the Borrower, the Lenders, the Agent and the BofA Agent have executed this Amendment under seal as of the date and year first written above.

ATTEST:                       BERRY PLASTICS CORPORATION



_____________________________ By:/s/ James M. Kratochvil  (SEAL)
                                 James M. Kratochvil
                                 Executive Vice President


WITNESS:                      GENERAL ELECTRIC
                                 CAPITAL CORPORATION,
                              in its capacity as Agent



_____________________________ By:/s/ General Electric Capital Corporation
(SEAL)
                                 Name:
                                 Title:

WITNESS:                      GENERAL ELECTRIC
                                 CAPITAL CORPORATION,
                              in its capacity as Lender



_____________________________ By:/s/ General Electric Capital Corporation
(SEAL)
                                 Name:
                                 Title:




WITNESS:                      BANK OF AMERICA, N.A.,
                              in its capacity as BofA Agent



_____________________________ By:/s/ Brian J. Wright (SEAL)
                                 Brian J. Wright
                                 Vice President

Berry 1st Amendment to Loan Agreement -- GE.DOC
March 15, 20022:44 PM


                        ACKNOWLEDGMENT AND CONSENT



     BPC HOLDING CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Parent"), BERRY IOWA CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("Berry Iowa"), BERRY TRI-PLAS CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("Berry Tri-Plas"), AEROCON, INC., a corporation organized and existing under the laws of the State of Delaware ("AeroCon"), BERRY STERLING CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("Berry Sterling"), BERRY PLASTICS DESIGN CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("Berry Design"), PACKERWARE CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("PackerWare"), VENTURE PACKAGING, INC., a corporation organized and existing under the laws of the State of Delaware ("Venture Holding"), BERRY PLASTICS TECHNICAL SERVICES, INC., a corporation organized and existing under the laws of the State of Delaware, formerly known as Venture Packaging Southeast, Inc. ("Venture Southeast"), VENTURE PACKAGING MIDWEST, INC., a corporation organized and existing under the laws of the State of Delaware ("Venture Midwest"), KNIGHT PLASTICS, INC., a corporation organized and existing under the laws of the State of Delaware ("Knight"), CPI HOLDING CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("CPI"), CARDINAL PACKAGING, INC., a corporation organized and existing under the laws of the State of Ohio ("Cardinal"), POLY-SEAL CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("Poly-Seal"), PESCOR, INC., a corporation organized and existing under the laws of the State of Delaware ("Pescor") and BERRY PLASTICS ACQUISITION CORPORATION II, a corporation organized and existing under the laws of the State of Delaware ("Berry Italy") (the Parent, Berry Iowa, Berry Tri-Plas, AeroCon, Berry Sterling, Berry Design, PackerWare, Venture Holding, Venture Southeast, Venture Midwest, Knight, CPI, Cardinal, Poly-Seal, Pescor and Berry Italy are herein collectively and individually referred to as the "Guarantor") hereby consent and agree to the foregoing Amendment and hereby acknowledge and agree that neither the execution and delivery of the foregoing Amendment nor any of the terms, provisions and agreements contained in the foregoing Amendment shall in any manner impair, lessen, waive, discharge or otherwise adversely affect the indebtedness, liabilities, and obligations of the Guarantors under and in connection with any and all Financing Documents previously, now or hereafter executed and delivered by either of them, including, without limitation, the Guaranty Documents.

     IN WITNESS WHEREOF, each of the parties hereby have executed and delivered this Acknowledgment under their respective seals as of the day and year first written above.

WITNESS OR ATTEST:            BERRY IOWA CORPORATION


_________________________     By:/s/ James M. Kratochvil  (SEAL)
                                   James M. Kratochvil
                                   Executive Vice President

WITNESS OR ATTEST:            BERRY TRI-PLAS CORPORATION


_________________________     By:/s/ James M. Kratochvil  (SEAL)
                                    James M. Kratochvil
                                    Executive Vice President


WITNESS OR ATTEST:            BERRY STERLING CORPORATION


_________________________     By:/s/ James M. Kratochvil  (SEAL)
                                    James M. Kratochvil
                                    Executive Vice President


WITNESS OR ATTEST:            AERO CON, INC.


_________________________     By:/s/ James M. Kratochvil  (SEAL)
                                    James M. Kratochvil
                                    Executive Vice President


WITNESS OR ATTEST:            PACKERWARE CORPORATION


_________________________     By:/s/ James M. Kratochvil  (SEAL)
                                    James M. Kratochvil
                                    Executive Vice President


WITNESS OR ATTEST:            BERRY PLASTICS DESIGN CORPORATION


_________________________     By:/s/ James M. Kratochvil  (SEAL)
                                    James M. Kratochvil
                                    Executive Vice President

Berry 1st Amendment to Loan Agreement -- GE.DOC
March 15, 20022:44 PM



WITNESS OR ATTEST:            BPC HOLDING CORPORATION


_________________________     By:/s/ James M. Kratochvil  (SEAL)
                                    James M. Kratochvil
                                    Executive Vice President

WITNESS OR ATTEST:            VENTURE PACKAGING, INC.


_________________________     By:/s/ James M. Kratochvil  (SEAL)
                                    James M. Kratochvil
                                    Executive Vice President

WITNESS OR ATTEST:            BERRY PLASTICS TECHNICAL SERVICES,
                              INC., f/k/a Venture Packaging Southeast, Inc.


_________________________     By:/s/ James M. Kratochvil  (SEAL)
                                    James M. Kratochvil
                                    Executive Vice President

WITNESS OR ATTEST:            VENTURE PACKAGING MIDWEST, INC.


_________________________     By:/s/ James M. Kratochvil  (SEAL)
                                    James M. Kratochvil
                                    Executive Vice President


WITNESS OR ATTEST:            KNIGHT PLASTICS, INC.


_________________________     By:/s/ James M. Kratochvil  (SEAL)
                                    James M. Kratochvil
                                    Executive Vice President


WITNESS OR ATTEST:            CPI HOLDING CORPORATION


_________________________     By:/s/ James M. Kratochvil  (SEAL)
                                    James M. Kratochvil
                                    Executive Vice President

WITNESS OR ATTEST:            CARDINAL PACKAGING, INC.


_________________________     By:/s/ James M. Kratochvil  (SEAL)
                                    James M. Kratochvil
                                    Executive Vice President

WITNESS OR ATTEST:            POLY-SEAL CORPORATION


_________________________     By:/s/ James M. Kratochvil  (SEAL)
                                    James M. Kratochvil
                                    Executive Vice President

WITNESS OR ATTEST:            PESCOR, INC.


_________________________     By:/s/ James M. Kratochvil  (SEAL)
                                    James M. Kratochvil
                                    Executive Vice President

WITNESS OR ATTEST:            BERRY PLASTICS ACQUSITION
                                 CORPORATION II


_________________________     By:/s/ James M. Kratochvil  (SEAL)
                                    James M. Kratochvil
                                    Executive Vice President